Exhibit 10.27.3

AMENDMENT NO.2

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO.2 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 25th day of January, 2012 by and between ALEXZA PHARMACEUTICALS, INC., a Delaware corporation (“Parent”), SYMPHONY ALLEGRO, INC., a Delaware corporation (“Allegro”, and together with Parent, collectively, “Borrower”), and HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (“Lender”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A. Borrower and Lender have entered into that certain Loan and Security Agreement dated as of May 4, 2010, as amended by Amendment No. 1 to Loan and Security Agreement dated as of September 20, 2010 (as may be further amended, restated, or otherwise modified, the “Loan Agreement”), pursuant to which the Lender has agreed to extend and make available to Borrower certain advances of money.

B. Borrower and Lender have agreed to amend the Loan Agreement upon the terms and conditions more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1. AMENDMENTS. Section 3 (Security Interest) is amended by adding the following new Section 3.2 as follows:

“3.2 (a) On January [30], 2012, (i) Parent shall deposit $10,067,116.40 into a Deposit Account in parent’s name with Silicon Valley Bank (Account No.3300820653) (the “Restricted Account”) and (ii) Parent, Lender, and Silicon Valley Bank shall enter into a Blocked Deposit Account Control Agreement with respect to the Restricted Account (the “Restricted Account Control Agreement”).

(b) So long as no Event of Default has occurred and is continuing, Lender agrees that it will instruct Silicon Valley Bank to release from the Restricted Account to Parent’s regular operating account with Silicon Valley Bank (Account No. 3300361898) on the first Business Day of each month, commencing on February 1, 2012 the amounts set forth on Schedule A hereto on the dates specified therein. Lender further agrees not to modify said instructions unless an Event of Default has occurred and is continuing.

(c) Lender agrees that it will not instruct Silicon Valley Bank to transfer to Lender any of the funds on deposit in the Restricted Account at any time prior to 4:00 pm (Pacific Time) on February 6, 2012, regardless of whether or not an Event of Default shall have occurred and be continuing. Lender further agrees that, from and after 4:00

1.

pm (Pacific Time) on February 6, 2012, it will not instruct Silicon Valley Bank to transfer to Lender any of the funds on deposit in the Restricted Account unless an Event of Default shall have occurred and be continuing.

(d) Lender agrees that it will terminate the Restricted Account Control Agreement, and instruct Silicon Valley Bank to release to Parent all of the funds on deposit in the Restricted Account, on the earliest of the date on which (x) both Lender and Borrower mutually agree to the termination of the Restricted Account, (y) Borrower pays to Lender the outstanding Secured Obligations, and (z) Adasuve is approved by the FDA (provided, however, such approval must occur on or before May 4, 2012), unless prior to any such event under clauses (x), (y) or (z) above, Lender shall have instructed Silicon Valley Bank to transfer to Lender all of the funds on deposit in the Restricted Account in accordance with Section 3.2(c).”

2. BORROWER’S REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that:

(a) except as described on Schedule B hereto, immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;

(b) Borrower has the corporate power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

(c) except as set forth in the Certificate of Amendment of Restated Certificate of Incorporation of Parent dated July 28, 2011 and filed as Exhibit 3.2 to Parent’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2011, which was filed with the U.S. Securities and Exchange Commission on August 8, 2011, the certificate or articles of incorporation, bylaws and other organizational documents of Borrower delivered to Lender on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

(d) the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action on the part of Borrower;

(e) this Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

(f) as of the date hereof, it has no defenses against the obligations to pay any amounts under the Obligations. Borrower acknowledges that Lender has acted in good faith and has conducted in a commercially reasonable manner its relationships with Borrower in connection with this Amendment and in connection with the Loan Documents.

2.

Borrower understands and acknowledges that Lender is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

3. LIMITATION. The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Lender may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4. EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

4.1 Amendment. Borrower and Lender shall have duly executed and delivered this Amendment to Lender.

5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

6. INTEGRATION. This Amendment and any documents executed in connection herewith or pursuant hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, offers and negotiations, oral or written, with respect thereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment; except that any financing statements or other agreements or instruments filed by Lender with respect to Borrower shall remain in full force and effect.

7. GOVERNING LAW; VENUE. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. Borrower and Lender each submit to the exclusive jurisdiction of the State and Federal courts in Santa Clara County, California.

[signature page follows]

3.

IN WITNESS WHEREOF, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

BORROWER:

ALEXZA PHARMACEUTICALS, INC.

By:	/s/ Thomas B King
Name:	Thomas B King
Title:	President & CEO

SYMPHONY ALLEGRO, INC.

By:	/s/ Thomas B King
Name:	Thomas B King
Title:	President

LENDER:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:	/s/ K. Nicholas Martitsch
Name:	K. Nicholas Martitsch
Title:	Associate General Counsel

Schedule A

Principal Payment Schedule

1	02/01/2012	$433,866
2	03/01/2012	$443,636
3	04/01/2012	$441,989
4	05/01/2012	$448,693
5	06/01/2012	$450,234
6	07/01/2012	$456,746
7	08/01/2012	$458,630
8	09/01/2012	$462,875
9	10/01/2012	$469,092
10	11/01/2012	$471,503
11	12/01/2012	$477,519
12	01/01/2013	$480,288
13	02/01/2013	$484,734
14	03/01/2013	$492,882
15	04/01/2013	$493,783
16	05/01/2013	$499,280
17	06/01/2013	$502,976
18	07/01/2013	$508,259
19	08/01/2013	$512,337
20	09/01/2013	$517,080
21	10/01/2013	$522,034
22	10/01/2013	$38,682

Schedule B

The representations and warranties of Borrower set forth in Section 5.10 of the Loan Agreement are subject to the following additional exception:

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Parent has granted or licensed certain intellectual property rights to GrupoFerrerInternacional, S.A. (“GrupoFerrer”) pursuant to the terms of the Collaboration, License and Supply Agreement between Alexza Pharmaceuticals, Inc. and GrupoFerrer dated October 5,2011. Pursuant to the foregoing agreement, Parent, among other things, licensed commercialization rights to ADASUVE (Staccato®loxapine) to GrupoFerror in certain countries in Europe, Latin America, Russia and the Commonwealth of Independent States countries.

In addition, the intellectual property rights referenced on Schedule 5.10 to the Loan Agreement as granted or licensed by Parent to Biovail Laboratories International SRL pursuant to a Collaboration and License Agreement and a Manufacture and Supply Agreement were reacquired by Parent upon termination of those agreements.